UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2004

THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24799 (Commission File Number)	52-2056410 (IRS Employer Identification No.)

2000 Pennsylvania Avenue, NW Suite 6000, Washington, DC (Address of Principal Executive Offices)		20006 (Zip Code)

(202) 777-5000 (Registrant’s Telephone Number, Including Area Code)

Item 12.  Results of Operations and Financial Condition.

In a press release on February 3, 2004, The Corporate Executive Board Company (the “Company”) announced and commented on its financial results for the fourth quarter and year 2003 and provided a financial outlook for fiscal 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company

By: /s/ Timothy R. Yost

Timothy R. Yost
Chief Financial Officer

Date: February 4, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 3, 2004.